                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       December 24, 1998
                                                --------------------------------

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Michigan                      000-23-661                 38-3317208
----------------------------        -------------            -------------------
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)

28025 Oakland Oaks Drive, Wixom, Michigan                         48393
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code       (248) 449-3353
                                                  ------------------------------

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         On December 24, 1998, the Company appointed the accounting firm of Plante & Moran, LLP, independent public accountants, to audit and report upon the financial statements of the Company for the year ended December 31, 1998. This appointment of independent accountants was approved by the audit committee of the Board of Directors of the Company. There have been no consultations with Plante & Moran, LLP, regarding the application of accounting principles to specific transactions, or the type of audit opinion that might be rendered.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 4, 1999                     ROCKWELL MEDICAL TECHNOLOGIES, INC.
                                           -------------------------------------
                                                      (Registrant)

                                           By: /s/ Robert L. Chioini
                                              ----------------------------------
                                                          Robert L. Chioini
                                                          Its: President